UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K
__________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 2, 2012

ELDORADO ARTESIAN SPRINGS, INC.
(Exact name of Registrant as specified in its charter)

Colorado	000-18235	84-0907853
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

1783 Dogwood Street Louisville, Colorado		80027
(Address of principal executive offices)		(Zip Code)

(303) 499-1316
(Registrant’s telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2012, Eldorado Artesian Springs, Inc., a Colorado corporation (the “Company”), and Douglas A. Larson, Kevin M. Sipple, and Jeremy S. Martin as officers of the Company, entered into a Commercial Loan Agreement (the “First ANB Loan Agreement”) with ANB Bank (the “Bank”).  Under the First ANB Loan Agreement, the Company received proceeds of $2,815,892 from the Bank pursuant to a promissory note (the “Note”). The proceeds were used to refinance an existing note on the Company’s property in Louisville, Colorado. The terms of the Note include a fixed interest rate of 5.5% for five years with monthly payments of approximately $19,500. The interest rate will remain fixed at 5.5% until February 2, 2017 after which time it may change. The interest rate will be based on the Prime Rate plus 2.00 percent. The interest rate may change February 2, 2017 and every 5 years thereafter. A single “balloon payment” of the entire unpaid balance of principal and interest will be due on February 2, 2022.

On February 2, 2012, Eldorado Artesian Springs, Inc., a Colorado corporation (the “Company”), and Douglas A. Larson, Kevin M. Sipple, and Jeremy S. Martin as officers of the Company, entered into a separate Commercial Loan Agreement (the “Second ANB Loan Agreement”) with ANB Bank (the “Bank”).  Under the Second ANB Loan Agreement, the Company received proceeds of $1,415,216 from the Bank pursuant to a promissory note (the “Note”). The proceeds were used to refinance an existing note on the Company’s property in Eldorado Springs, Colorado. The terms of the Note include a fixed interest rate of 6.0% on the unpaid principal beginning March 2, 2012. The unpaid principal and accrued interest will be due on May 2, 2012.

On February 2, 2012, Eldorado Artesian Springs, Inc., a Colorado corporation (the “Company”), entered into a Commercial Loan Agreement (the “SBA Loan Agreement”) with the U.S. Small Business Administration (the “SBA”).  Under the SBA Loan Agreement, the Company will receive proceeds of $1,457,000 from the SBA pursuant to a Note (the “Note”). The proceeds will be used to refinance the Note under the Second ANB Loan Agreement as described above. The terms of the Note include a fixed interest rate that will be determined by the debenture sale in March 2012. The terms of the debenture sale will establish the interest rate, principal and interest amount and the monthly payment for this note. Once the rate is established, the interest rate is fixed for the life of the loan. The first payment is due on May 2, 2012. The Note maturity date is April 1, 2032.

The cash flow for the Company will be improved by securing a lower interest rate for the outstanding debt.  The improved cash flow will allow the Company to pursue new opportunities and projects.

Under the First ANB Loan Agreement, the Second ANB Loan Agreement, and the SBA Loan Agreement, (collectively, the “Loan Agreements”) the Company granted the Bank security interests in the leases and rents on the property in Eldorado Springs, Colorado and Louisville, Colorado as well as deeds of trust for the same properties in Eldorado Springs and Louisville. The Loan Agreements specify events of default customary to facilities of its type, including any non-payment of principal, interest or other amounts, misrepresentation of representations and warranties, violation of covenants, certain events of bankruptcy or insolvency, certain material judgments, seizure of assets, or other material adverse changes. Upon the occurrence of an event of default, the payments by the Company of all of its outstanding obligations may be accelerated, and ANB Bank and the SBA commitments under the Loan Agreements may be terminated.

Section 2.  Financial Information.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 of this current report which is incorporated herein by reference.

Section 9.  Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Exhibit Title or Description

	99.1	Commercial Loan Agreement between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
	99.2	Promissory Note between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
	99.3	Deeds of Trust between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
	99.4	Agreement to Provide Insurance between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
	99.5	Commercial Loan Agreement between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
	99.6	Promissory Note between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
	99.7	Deeds of Trust between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
	99.8	Agreement to Provide Insurance between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
	99.9	Promissory Note between Eldorado Artesian Springs, Inc. and the U.S. Small Business Administration, dated February 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eldorado Artesian Springs, Inc.

Date: February 13, 2012	By:	/s/ Douglas A. Larson
Douglas A. Larson
President

ELDORADO ARTESIAN SPRINGS, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Commercial Loan Agreement between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
99.2	Promissory Note between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
99.3	Deeds of Trust between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
99.4	Agreement to Provide Insurance between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
99.5	Commercial Loan Agreement between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
99.6	Promissory Note between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
99.7	Deeds of Trust between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
99.8	Agreement to Provide Insurance between Eldorado Artesian Springs, Inc. and ANB Bank, dated February 2, 2012.
99.9	Promissory Note between Eldorado Artesian Springs, Inc. and the U.S. Small Business Administration, dated February 2, 2012.

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